Exhibit 99.2

6TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED6 GENON ENERGY, INC. YOUR VOTE IS IMPORTANT Please take a moment now to vote your shares of GenOn Energy, Inc. common stock for the 2012 Special Meeting of Stockholders. YOU CAN VOTE TODAY IN ONE OF THREE WAYS: 1. Vote by Telephone—Please call toll-free at 1-866-233-5368 on a touch-tone telephone and follow the simple recorded instructions. (Toll-free telephone voting is available for residents of the U.S. and Canada only. If outside the U.S. or Canada, call 1-215-521-1347.) OR 2. Vote by Internet—Please access https://www.proxyvotenow.com/gen and follow the simple instructions on the screen. Please note you must type an “s” after “http.” You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had executed a proxy card. OR 3. Vote by Mail—If you do not have access to a touch-tone telephone or to the Internet, please complete, sign, date and return the proxy card in the envelope provided to: GenOn Energy, Inc., c/o Innisfree M&A Incorporated, FDR Station, P.O. Box 5156, New York, NY 10150-5156. , 2012 Date Signature Signature NOTE: Please sign exactly as your name or names appear hereon. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, etc., please print your full title. Corporations or partnerships should sign in full name of corporation or partnership by an authorized person. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 and 3. 1. To adopt the Agreement and Plan of Merger, dated as of July 20, 2012, by and among NRG Energy, Inc., Plus Merger Corporation and GenOn Energy, Inc., as the same may be amended from time to time, a copy of which is attached as Annex A to the joint proxy statement/prospectus accompanying this notice (the "Merger" proposal). 2. To conduct an advisory vote on the merger-related compensation arrangements of our named executive officers (the "Merger-Related Compensation" proposal). FOR AGAINST ABSTAIN FOR AGAINST ABSTAIN 3. To approve any motion to adjourn the GenOn special meeting, if necessary, to solicit additional proxies (the "GenOn Adjournment" proposal). FOR AGAINST ABSTAIN

PLEASE VOTE TODAY! SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE TODAY. 6TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE AND RETURN IN THE ENVELOPE PROVIDED6 GENON ENERGY, INC. SPECIAL MEETING OF STOCKHOLDERS – [ ], 2012 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Edward R. Muller and Michael L. Jines and each of them as proxies for the undersigned, with full power of substitution, to act and to vote all the shares of common stock of GenOn Energy, Inc. held of record or in an applicable plan by the undersigned at the close of business on [ ], 2012, at the Special Meeting of Stockholders to be held at [ ], at 8:00 a.m., Eastern Time, on Wednesday, [ ], 2012, or any postponement or adjournment thereof. This proxy, when properly executed and returned, will be voted in the manner directed herein. If this proxy is properly executed and returned but no direction is made, this proxy will be voted FOR all Items 1, 2 and 3. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the Special Meeting of Stockholders of any adjournment or postponement thereof, and hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Proxy Statement furnished herewith. IMPORTANT – THIS PROXY CARD MUST BE SIGNED ON THE REVERSE SIDE. PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. P R O X Y